UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 16, 2004


                                SENTO CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Utah                              000-06425           87-0284979
--------------------------------           ------------      -------------------
(State or other jurisdiction of            (Commission        (I.R.S. Employer
 incorporation or organization)            File Number)      Identification No.)

                 808 East Utah Valley Drive
                     American Fork, Utah                          84003
          ----------------------------------------             ----------
          (Address of principal executive offices)             (Zip Code)

                                 (801) 492-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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            ITEM 5.02--DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On November 16, 2004, the board of directors of Sento Corporation ("Sento"), acting by unanimous written consent, appointed Donald Livingstone and Richard Dyer to fill the vacancies on the board of directors created by the decisions of Gary B. Filler and Kieth E. Sorenson not to stand for re-election at Sento's annual meeting in October 2004. Messrs. Livingstone and Dyer will serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

         Mr. Livingstone will serve as the chair of Sento's audit committee. Mr. Dyer also will serve as a member of the audit committee.

         Neither Mr. Livingstone nor Mr. Dyer has any understanding with any other persons pursuant to which either of them was elected as a director, and during the last two years neither has had any material interest in any transaction or proposed transaction to which Sento was a party.

         Sento's press release announcing the appointments and describing the new directors' qualifications is attached as Exhibit 99.01.

Forward Looking Statements

         Statements in this report that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: Sento's stock price has historically been volatile; variations in market and economic conditions; the effect on Sento's earnings of the repricing of options; Sento's dependence on its limited number of key clients; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions that could cause actual results to differ from Sento's current expectations are contained in Sento's filings with the Securities and Exchange Commission, including Sento's Annual Report on Form 10-KSB, as amended.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number             Title of Document                          Location
-------------- -------------------------------------------------  --------------

     99        Miscellaneous
-------------- -------------------------------------------------  --------------
    99.01      Public release dated November 16, 2004             Attached

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SENTO CORPORATION


Date: November 16, 2004                     By /s/ Anthony Sansone
                                               -------------------------------
                                               Anthony Sansone,
                                               Chief Financial Officer

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